UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 2003

EARL SCHEIB, INC.

(Exact name of registrant as specified in its chapter)

Delaware	1-4822	95-1759002
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15206 Ventura Boulevard Suite 200 Sherman Oaks, California		91403
(Address of principal executive offices)		(Zip Code)

(818) 981-9992
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

On May 27, 2003, the Board of Directors of the Registrant unanimously approved the amendment of the Registrant’s Amended and Restated Bylaws by inserting new sections 12, 13 and 14 as attached as an Exhibit to the Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

(c)           Exhibits

99.1        Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARL SCHEIB, INC. (Registrant)

Date: May 28, 2003	By:	/s/ CHRISTIAN K. BEMENT
	Name:	Christian K. Bement
	Title:	President and Chief Executive Officer